January 11, 2019

DBX ETF TRUST

Xtrackers Harvest CSI 300 China A-Shares ETF

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

(the “Funds”)

Supplement to the Funds’ Statement of Additional Information

dated September 28, 2018, and as may be supplemented from time to time

Effective immediately, the information contained in the section entitled “Investment Advisory, Sub-Advisory, Administrative and Distribution Services – Portfolio Managers – Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF” is hereby deleted and replaced with the following:

HGI supervises and manages the investment portfolio of each Fund and directs the purchase and sale of the Funds’ investment securities. The HGI Portfolio Managers that have direct oversight responsibility and are primarily responsible for the day-to-day management of the Funds are Kevin Sung and Tom Chan.

Kevin Sung and Tom Chan are primarily responsible for the day-to-day management of the Funds. They are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing the investment strategy, researching and reviewing the investment strategy, and overseeing members of their portfolio management team with more limited responsibilities.

Mr. Sung joined HGI in April 2018. He has eight years of financial industry experience. Before joining HGI, he was a portfolio manager in DWS and Creditease. Prior to that, he worked in Value Partners Limited (Hong Kong) to develop quantitative strategy and managed ETF and quantitative portfolios. He earned a MSc degree in Financial Mathematics and Statistics from Hong Kong University of Science and Technology, as well as a MPhil degree and a BSc degree in Physics from The Chinese University of Hong Kong. He is a CFA Charterholder and FRM holder.

Mr. Chan joined HGI in December 2018. He has five years of financial industry experience, including ETF portfolio management and quantitative strategies development. Before joining HGI, he was a Senior Analyst in Value Partners and Analyst in Conning Asia Pacific. He was graduated with Bachelors Degree in Quantitative Finance and Risk Management Science from The Chinese University of Hong Kong. He is a CFA Charterholder.

Effective immediately, the following information supplements the information contained in the section entitled “Investment Advisory, Sub-Advisory, Administrative and Distribution Services – Portfolio Managers – Certain Portfolio Manager Information”, as applicable:

The following table provides information relating to other accounts managed by Mr. Sung*:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	0	7	0
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$0	$367.31	$0
Assets Managed with Performance-Based Fees	$0	$12.78	$0

* Information for this Portfolio Manager is as of January 3, 2019.

The following table provides information relating to other accounts managed by Mr. Chan*:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	0	6	0
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$0	$367.31	$0
Assets Managed with Performance-Based Fees	$0	$0	$0

* Information for this Portfolio Manager is as of January 3, 2019.

Effective immediately, the following information replaces the information contained in the table of the section entitled “Investment Advisory, Sub-Advisory, Administrative and Distribution Services – Portfolio Managers – Portfolio Manager Ownership of Fund Shares:”

The following table lists the dollar range (None, $1,-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $501,000-$1,000,000, over $1 million) of Fund shares beneficially owned by the primary portfolio manager(s) as of May 31, 2018 except as otherwise noted.

Primary Portfolio Managers	Fund	Dollar Range of Fund Shares Beneficially Owned
Kevin Sung*	—	None

Tom Chan*	—	None
Bryan Richards	ASHR	$10,001- $50,000

Patrick Dwyer	—	None

Navid Sohrabi	—	None

Shlomo Bassous	—	None

Charlotte Cipolletti	—	None

* Information for this Portfolio Manager is as of January 3, 2019.

Please retain this supplement for future reference.